Exhibit 99.1

Altair Announces Third Quarter 2020 Financial Results

2020 Third Quarter Results Exceed Expectations

TROY, Mich. – November 5, 2020 – Altair (Nasdaq: ALTR), a global technology company providing software and cloud solutions in the areas of simulation, data analytics, and high-performance computing, today released its financial results for the third quarter ended September 30, 2020.

“We are very pleased with our third quarter performance, which exceeded our expectations,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair. “During the quarter new customer activity remained relatively strong and software renewals continued to come in as expected with several significant expansions, including in the automobile and aerospace sectors. We expanded our capabilities in high performance computing and material modeling with tuck-in acquisitions and the introduction of new internally developed solutions. Our organization continues to do a great job of developing and delivering valuable technology despite macro uncertainties.”

“Software product revenue increased 13% from the third quarter of 2019 to 83% of total revenue, which drove a year over year improvement in gross margins of over 400 basis points, while our recurring license rate rose to 92%,” said Howard Morof, Chief Financial Officer of Altair. “The proactive steps we took to control costs when combined with those impacted by COVID-19, had a positive impact on our operating expenses and profitability.”

Third Quarter 2020 Financial Highlights

•	Software product revenue was $87.8 million compared to $77.8 million for the third quarter of 2019.
•	Total revenue was $106.5 million compared to $100.4 million for the third quarter of 2019.
•

Net loss was $8.5 million compared to net loss of $15.9 million for the third quarter of 2019. Diluted net loss per share was $0.12 based on 73.3 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $0.22 for the third quarter of 2019, based on 71.8 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $8.2 million, compared to $(2.3) million for the third quarter of 2019.
•

Non-GAAP net income was $0.4 million, compared to non-GAAP net loss of $9.8 million for the third quarter of 2019. Non-GAAP diluted net income per share was $0.00 based on 80.7 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net loss per share of $0.13 for the third quarter of 2019, based on 77.8 million non-GAAP diluted common shares outstanding.

•	Free cash flow was $(7.5) million, compared to $(3.3) million for the third quarter of 2019.

Exhibit 99.1

Business Outlook

Based on information available as of today, Altair is issuing guidance for the fourth quarter and full year 2020.

(in millions)	Fourth Quarter 2020			Full Year 2020
Software Product Revenue	$95.0	to	$99.0	$373.0	to	$377.0
Total Revenue	$112.0		$117.0	$448.0		$453.0
Net Loss	$(13.3)		$(11.3)	$(26.6)		$(24.6)
Non-GAAP Net (Loss) Income	$(2.1)		$(0.1)	$8.6		$10.6
Adjusted EBITDA	$5.0		$7.0	$40.0		$42.0

Conference Call Information

What: Altair’s Third Quarter 2020 Financial Results Conference CallWhen:Friday, November 6, 2020
Time:8:30 a.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 1464885, Domestic(404) 537-3406, Conference ID 1464885, InternationalWebcast: http://investor.altair.com  (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income (Loss), Non-GAAP Net Income (Loss) Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Non-GAAP net income (loss) excludes stock-based compensation, amortization of intangible assets related to acquisitions, and special items as identified by management and described elsewhere in this press release.

Non-GAAP diluted common shares includes total outstanding shares plus outstanding equity awards under the Company’s equity award plans.

Free cash flow consists of cash flow from operations less capital expenditures.

Exhibit 99.1

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global technology company that provides software and cloud solutions in the areas of simulation, data analytics, and high-performance computing. Altair enables organizations across broad industry segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the fourth quarter and full year 2020, our statements regarding COVID-19, our statements regarding our digital transformation efforts, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

ir@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

Lindsay Savarese

212-331-8417

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2020	December 31, 2019
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$245,364	$223,117
Accounts receivable, net	88,514	104,984
Income tax receivable	7,091	7,264
Prepaid expenses and other current assets	18,834	17,092
Total current assets	359,803	352,457
Property and equipment, net	34,401	36,297
Operating lease right of use assets	33,302	28,134
Goodwill	270,651	233,683
Other intangible assets, net	56,741	67,075
Deferred tax assets	5,631	5,791
Other long-term assets	19,174	19,708
TOTAL ASSETS	$779,703	$743,145
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$430	$430
Accounts payable	5,413	8,585
Accrued compensation and benefits	33,932	30,676
Current portion of operating lease liabilities	10,062	9,141
Other accrued expenses and current liabilities	25,606	28,603
Deferred revenue	74,045	75,431
Total current liabilities	149,488	152,866
Long-term debt, net of current portion	215,945	178,238
Operating lease liabilities, net of current portion	24,395	20,174
Deferred revenue, non-current	8,513	8,136
Other long-term liabilities	21,123	26,672
TOTAL LIABILITIES	419,464	386,086
Commitments and contingencies
MEZZANINE EQUITY	784	2,352
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 42,870 and 41,271 shares as of September 30, 2020 and December 31, 2019, respectively	4	4
Class B common stock, authorized 41,203 shares, issued and outstanding 30,591 and 31,131 shares as of September 30, 2020 and December 31, 2019, respectively	3	3
Additional paid-in capital	464,803	446,633
Accumulated deficit	(95,491)	(82,405)
Accumulated other comprehensive loss	(9,864)	(9,528)
TOTAL STOCKHOLDERS’ EQUITY	359,455	354,707
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$779,703	$743,145

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2020	2019	2020	2019
Revenue
License	$55,023	$46,853	$183,584	$180,127
Maintenance and other services	32,787	30,963	94,502	85,388
Total software	87,810	77,816	278,086	265,515
Software related services	6,170	7,956	18,548	25,635
Total software and related services	93,980	85,772	296,634	291,150
Client engineering services	10,868	12,803	34,386	37,265
Other	1,608	1,831	5,460	6,623
Total revenue	106,456	100,406	336,480	335,038
Cost of revenue
License	4,477	4,371	12,851	13,146
Maintenance and other services	9,626	9,548	28,583	27,509
Total software *	14,103	13,919	41,434	40,655
Software related services	4,996	6,013	15,141	19,143
Total software and related services	19,099	19,932	56,575	59,798
Client engineering services	8,510	10,160	27,617	29,993
Other	1,427	1,649	4,422	5,858
Total cost of revenue	29,036	31,741	88,614	95,649
Gross profit	77,420	68,665	247,866	239,389
Operating expenses:
Research and development *	30,678	29,667	91,115	87,012
Sales and marketing *	26,998	25,790	80,903	78,462
General and administrative *	20,905	20,706	63,499	60,886
Amortization of intangible assets	3,858	3,545	11,390	10,673
Other operating income, net	(1,596)	(536)	(3,431)	(1,702)
Total operating expenses	80,843	79,172	243,476	235,331
Operating (loss) income	(3,423)	(10,507)	4,390	4,058
Interest expense	2,934	2,726	8,590	3,586
Other income net	(782)	(588)	(1,852)	(703)
(Loss) income before income taxes	(5,575)	(12,645)	(2,348)	1,175
Income tax expense	2,930	3,294	10,350	7,215
Net loss	$(8,505)	$(15,939)	$(12,698)	$(6,040)
Loss per share:
Net loss per share attributable to common stockholders, basic and diluted	$(0.12)	$(0.22)	$(0.17)	$(0.08)
Weighted average shares outstanding:
Weighted average number of shares used in computing net loss per share, basic and diluted	73,311	71,770	72,979	71,313

*Amounts include stock-based compensation expense as follows (in thousands):

Exhibit 99.1

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Cost of revenue – software	$684	$384	$1,602	$727
Research and development	2,428	674	5,686	1,611
Sales and marketing	1,949	625	3,949	1,562
General and administrative	1,173	609	2,702	1,684
Total stock-based compensation expense	$6,234	$2,292	$13,939	$5,584

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Nine Months Ended September 30,
(In thousands)	2020	2019
OPERATING ACTIVITIES:
Net loss	$(12,698)	$(6,040)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	16,916	15,836
Provision for credit loss	930	472
Amortization of debt discount and issuance costs	8,067	3,044
Stock-based compensation expense	13,939	5,584
Deferred income taxes	(5,441)	(741)
Other, net	13	(16)
Changes in assets and liabilities:
Accounts receivable	16,213	10,185
Prepaid expenses and other current assets	(1,055)	(8,718)
Other long-term assets	867	(1,443)
Accounts payable	(3,321)	(420)
Accrued compensation and benefits	1,274	(2,111)
Other accrued expenses and current liabilities	(5,847)	2,110
Operating lease right-of-use assets and liabilities, net	(26)	188
Deferred revenue	(2,452)	12,075
Net cash provided by operating activities	27,379	30,005
INVESTING ACTIVITIES:
Payments for acquisition of businesses, net of cash acquired	(32,279)	(709)
Capital expenditures	(4,006)	(8,120)
Payments for acquisition of developed technology	(433)	(473)
Other investing activities, net	152	16
Net cash used in investing activities	(36,566)	(9,286)
FINANCING ACTIVITIES:
Borrowings under revolving commitment	30,000	96,991
Proceeds from the exercise of stock options	1,094	1,441
Proceeds from issuance of convertible senior notes, net of underwriters' discount and commissions	—	223,101
Payments on revolving commitment	—	(127,941)
Payments for issuance costs of convertible senior notes	—	(1,233)
Other financing activities	(401)	(399)
Net cash provided by financing activities	30,693	191,960
Effect of exchange rate changes on cash, cash equivalents and restricted cash	676	(1,065)
Net increase in cash, cash equivalents and restricted cash	22,182	211,614
Cash, cash equivalents and restricted cash at beginning of year	223,497	35,685
Cash, cash equivalents and restricted cash at end of period	$245,679	$247,299
Supplemental disclosure of cash flow:
Interest paid	$320	$385
Income taxes paid	$12,142	$7,163
Supplemental disclosure of non-cash investing and financing activities:
Issuance of common stock in connection with acquisitions	$1,638	$—
Finance leases	$117	$588
Property and equipment in accounts payable, other current liabilities and other liabilities	$208	$1,827

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Non-GAAP net income (loss) and Non-GAAP net income (loss) per share – diluted, to net loss and net loss per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2020	2019	2020	2019
Net loss	$(8,505)	$(15,939)	$(12,698)	$(6,040)
Stock-based compensation expense	6,234	2,292	13,939	5,584
Amortization of intangible assets	3,858	3,545	11,390	10,673
Special adjustments (1)	(950)	1,027	(372)	2,031
Income tax effect of non-GAAP adjustments	(267)	(688)	(929)	(1,103)
Non-GAAP net income (loss)	$370	$(9,763)	$11,330	$11,145

Net loss per share - diluted	$(0.12)	$(0.22)	$(0.17)	$(0.08)
Non-GAAP net income (loss) per share - diluted	$—	$(0.13)	$0.14	$0.14

GAAP diluted shares outstanding:	73,311	71,770	72,979	71,313
Non-GAAP diluted shares outstanding:	80,700	77,800	80,700	77,800
(1)

Included in 2020 are a) $1.0 million of proceeds from settlements related to a historical acquisition for both the three and nine months ended September 30, 2020, and b) $0.6 million of severance expense for the nine months ended September 30, 2020.
Included in 2019 are a) nonrecurring severance expenses of $0.4 million and nonrecurring acquisition related costs of $0.6 million for both the three and nine months ended September 30, 2019, and b) impairment charges for royalty contracts of $1.0 million for the nine months ended September 30, 2019.

The following table provides a reconciliation of Adjusted EBITDA to net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2020	2019	2020	2019
Net loss	$(8,505)	$(15,939)	$(12,698)	$(6,040)
Income tax expense	2,930	3,294	10,350	7,215
Stock-based compensation expense	6,234	2,292	13,939	5,584
Interest expense	2,934	2,726	8,590	3,586
Interest income and other (1)	(1,041)	(76)	(1,501)	633
Depreciation and amortization	5,623	5,368	16,916	15,836
Adjusted EBITDA	$8,175	$(2,335)	$35,596	$26,814
(1)

Included in 2020 are a) $1.0 million of proceeds from settlements related to a historical acquisition for both the three and nine months ended September 30, 2020, and b) $0.6 million of severance expense for the nine months ended September 30, 2020.
Included in 2019 are a) nonrecurring severance expenses of $0.4 million and nonrecurring acquisition related costs of $0.6 million for both the three and nine months ended September 30, 2019, and b) impairment charges for royalty contracts of $1.0 million for the nine months ended September 30, 2019.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2020	2019	2020	2019
Net cash (used in) provided by operating activities	$(6,022)	$(1,863)	$27,379	$30,005
Capital expenditures	(1,476)	(1,453)	(4,006)	(8,120)
Free cash flow	$(7,498)	$(3,316)	$23,373	$21,885

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net (loss) income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending December 31, 2020		Year Ending December 31, 2020
(in thousands)	Low	High	Low	High
Net loss	$(13,300)	$(11,300)	$(26,600)	$(24,600)
Stock-based compensation expense	7,200	7,200	21,100	21,100
Amortization of intangible assets	4,400	4,400	15,800	15,800
Special adjustments	—	—	(400)	(400)
Income tax effect of non-GAAP adjustments	(400)	(400)	(1,300)	(1,300)
Non-GAAP net (loss) income	$(2,100)	$(100)	$8,600	$10,600

The following table provides a reconciliation of projected Adjusted EBITDA to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending December 31, 2020		Year Ending December 31, 2020
(in thousands)	Low	High	Low	High
Net loss	$(13,300)	$(11,300)	$(26,600)	$(24,600)
Income tax expense	2,200	2,200	12,500	12,500
Stock-based compensation expense	7,200	7,200	21,100	21,100
Interest expense	2,900	2,900	11,500	11,500
Depreciation and amortization	6,100	6,100	23,100	23,100
Interest income and other non-recurring adjustments	(100)	(100)	(1,600)	(1,600)
Adjusted EBITDA	$5,000	$7,000	$40,000	$42,000